UACSC 99-C

                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 8/31/99

NOTE BALANCE RECONCILIATION                                                          DOLLARS
                                                          CLASS A-1        CLASS A-2          CLASS A-3         CLASS A-4
                                                        -------------     -------------     -------------     -------------
Original Note Balances                                  72,500,000.00     94,500,000.00     88,000,000.00     95,200,000.00
Beginning Period Note Balances                          72,500,000.00     94,500,000.00     88,000,000.00     95,200,000.00
Principal Collections - Scheduled Payments               4,097,760.47                 -                 -                 -
Principal Collections - Payoffs                          7,742,728.51                 -                 -                 -
Principal Withdrawal from Payahead                                  -                 -                 -                 -
Gross Principal Charge Offs                                  4,271.35                 -                 -                 -
Repurchases                                                         -                 -                 -                 -
Accelerated Principal                                      957,657.46                 -                 -                 -
Principal shortfall, up to Accelerated Principal                    -                 -                 -                 -
Total Principal to be Distributed                       12,802,417.79                 -                 -                 -
                                                        -------------     -------------     -------------     -------------
Ending Note Balances                                    59,697,582.21     94,500,000.00     88,000,000.00     95,200,000.00
                                                        =============     =============     =============     =============


Note Factor                                                 0.8234149         1.0000000         1.0000000         1.0000000
Interest Rate                                                  5.4730%           6.1900%           6.6100%            6.820%




NOTE BALANCE RECONCILIATION                                         DOLLARS                   NUMBER
                                                            CLASS B          TOTAL
                                                         -------------    --------------      ------
Original Note Balances                                   14,591,551.00    364,791,551.00      24,594
Beginning Period Note Balances                           14,591,551.00    364,791,551.00      24,594
Principal Collections - Scheduled Payments                           -      4,097,760.47
Principal Collections - Payoffs                                      -      7,742,728.51         581
Principal Withdrawal from Payahead                                   -                 -           0
Gross Principal Charge Offs                                          -          4,271.35           0
Repurchases                                                          -                 -           0
Accelerated Principal                                                -        957,657.46
Principal shortfall, up to Accelerated Principal                     -                 -
Total Principal to be Distributed                                    -     12,802,417.79
                                                         -------------    --------------      ------
Ending Note Balances                                     14,591,551.00    351,989,133.21      24,013
                                                         =============    ==============      ======


Note Factor                                                  1.0000000         0.9649048
Interest Rate                                                    7.050%           6.3476%

PRINCIPAL BALANCE RECONCILIATION
Original Principal Balance                                           364,791,551.99
Beginning Period Principal Balance                                   364,791,551.99
Principal Collections - Scheduled Payments                             4,097,760.47
Principal Collections - Payoffs                                        7,742,728.51
Principal Withdrawal from Payahead                                                -
Gross Principal Charge Offs                                                4,271.35
Repurchases                                                                       -
                                                                     --------------
Ending Principal Balance                                             352,946,791.66
                                                                     ==============
Ending Note Balances                                                 351,989,133.21
                                                                     ==============
Tail not sold                                                                  0.99
                                                                     ==============
Cumulative Accelerate Principal                                          957,657.46
                                                                     ==============


CASH FLOW RECONCILIATION

Principal Wired                                                       11,843,306.99
Interest Wired                                                         2,693,157.97
Withdrawal from Payahead Account                                                  -
Repurchases (Principal and Interest)                                              -
Charge Off Recoveries                                                         11.33
Interest Advances                                                         34,732.32
Collection Account Interest Earned                                        23,179.25
Spread Account Withdrawal                                                         -
Policy Draw for Principal or Interest                                             -
                                                                     --------------
Total Cash Flow                                                       14,594,387.86
                                                                     ==============

TRUSTEE DISTRIBUTION  (9/8/99)

Total Cash Flow                                                       14,594,387.86
Unrecovered Advances on Defaulted Receivables                                     -
Servicing Fee (Due and Unpaid)                                                    -
Interest to Class A-1 Noteholders, including any overdue amounts         308,616.39
Interest to Class A-2 Noteholders, including any overdue amounts         438,716.25
Interest to Class A-3 Noteholders, including any overdue amounts         436,260.00
Interest to Class A-4 Noteholders, including any overdue amounts         486,948.00
Interest to Class B Noteholders, including any overdue amounts            77,152.83
Principal to Class A-1 Noteholders, including any overdue amounts     12,802,417.79
Principal to Class A-2 Noteholders, including any overdue amounts                 -
Principal to Class A-3 Noteholders, including any overdue amounts                 -
Principal to Class A-4 Noteholders, including any overdue amounts                 -
Principal to Class B Noteholders, including any overdue amounts                   -
Insurance Premium                                                         40,836.39
Interest Advance Recoveries from Payments                                         -
Unreimbursed draws on the Policy for  Principal or  Interest                      -
Deposit to Payahead                                                        3,440.21
Payahead Account Interest to Servicer                                             -
Excess                                                                            -
                                                                     --------------

Net Cash                                                                          -
                                                                     ==============

Servicing Fee Retained from Interest Collections                         202,661.97




SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                         911,978.88
Beginning Balance                                                        911,978.88
Trustee Distribution of Excess                                                    -
Interest Earned                                                            2,554.67
Spread Account Draws                                                              -
Reimbursement for Prior Spread Account Draws                                      -
Distribution of Funds to Servicer                                         (2,554.67)
                                                                     --------------
Ending Balance                                                           911,978.88
                                                                     ==============

Required Balance                                                         911,978.88



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                      14,591,662.08
Beginning Balance                                                     14,591,662.08
Reduction Due to Spread Account                                        (911,978.88)
Reduction Due to Accelerated Principal                                 (957,657.46)
Reduction Due to Principal Reduction                                             -
                                                                     --------------
Ending Balance                                                        12,722,025.74
                                                                     ==============

First Loss Protection Required Amount                                 12,722,025.74
First Loss Protection Fee %                                                   2.00%
First Loss Protection Fee                                                 21,910.16



POLICY  RECONCILIATION
Original Balance                                                     364,791,551.00
Beginning Balance                                                    364,791,551.00
Draws                                                                             -
Reimbursement of Prior Draws                                                      -
                                                                     --------------
Ending Balance                                                       364,791,551.00
                                                                     ==============

Adjusted Ending Balance Based Upon Required Balance                  353,027,509.78
                                                                     ==============
Required Balance                                                     353,027,509.78


PAYAHEAD RECONCILIATION


Beginning Balance                                                                 -
Deposit                                                                    3,440.21
Payahead Interest                                                                 -
Withdrawal                                                                        -
                                                                     --------------
Ending Balance                                                             3,440.21
                                                                     ==============


CURRENT DELINQUENCY
                                         PRINCIPAL         % OF ENDING
  # PAYMENTS DELINQUENT      NUMBER       BALANCE          POOL BALANCE
  ---------------------      ------       -------          ------------
1 Payment                      199      2,546,406.92            0.72%
2 Payments                       1          3,597.54            0.00%
3 Payments                       0                 -            0.00%
                          --------      ------------            ----
Total                          200      2,550,004.46            0.72%
                          ========      ============            ====


DELINQUENCY RATE (60+)
                                                            RECEIVABLE
                                        END OF PERIOD       DELINQUENCY
    PERIOD          BALANCE              POOL BALANCE          RATE
    ------          -------              ------------          ----
Current             3,597.54          351,989,133.21           0.00%
1st Previous               -                       -           0.00%
2nd Previous               -                       -           0.00%



NET LOSS RATE
                                                                                              DEFAULTED
                                                     LIQUIDATION             AVERAGE          NET LOSS
    PERIOD                            BALANCE         PROCEEDS            POOL BALANCE      (ANNUALIZED)
    ------                            -------         --------            ------------      ------------
Current                              4,271.35            11.33           358,390,342.11         0.01%
1st Previous                                -                -                        -         0.00%
2nd Previous                                -                -                        -         0.00%

Gross Cumulative Charge Offs         4,271.35  Number of Repossessions                             0
Gross Liquidation Proceeds              11.35  Number of Inventoried Autos EOM                     0
Net Cumulative Loss Percentage           0.00% Amount of Inventoried Autos EOM                     -
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)          0.00%
Trigger                                  0.50%
Status                                     OK




DATE: September 3, 1999                 /s/ Ashley Vukovits
                                        -----------------------------
                                        ASHLEY VUKOVITS
                                        FINANCE OFFICER